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                                                                    EXHIBIT 10.8

                           INDEMNIFICATION AGREEMENT



     THIS INDEMNIFICATION AGREEMENT ("Agreement") is made as of this ____ day of ___________________, 1997, by and between Middlesboro Federal Bank, Federal Savings Bank (the "Bank"), Cumberland Mountain Bancshares, Inc. (the "Company") and _____________________________ (the "Indemnitee").

     WHEREAS, the Bank, Company, and the Indemnitee recognize the increasing difficulty in obtaining directors' liability insurance, the increasing cost of such insurance, and the trend toward reductions in the coverage of such insurance;

     WHEREAS, the Bank, Company, and the Indemnitee further recognize the substantial increase in corporate litigation in general, which subjects directors to a greater risk of expensive litigation at the same time as the availability and coverage of liability insurance has been severely reduced;

     WHEREAS, the Indemnitee does not regard the current protection available as adequate under the present circumstances;

     WHEREAS, the Bank and the Company desire to indemnify its current directors individually so as to provide them with the maximum protection permitted by law.

     NOW, THEREFORE, the Bank, Company, and the Indemnitee hereby agree as follows:

     1. Definitions. The following terms shall have the indicated meanings:
        -----------

          (a) "Change in Control" shall have the meaning provided for in the Cumberland Mountain Bancshares, Inc. 1993 Stock Option Plan, as said plan may be amended from time to time, provided that a change to said definition shall be ineffective to the extent it is adverse to a Participant and not consented to by the Participant.

          (b) "Disinterested Director" shall mean a director of the Bank or the Company qualified and in good standing who is not a party to, or an officer, employee, significant shareholder or owner, or member of the immediate family of any party, other than the Bank, or the Company or its subsidiaries or affiliates, to the Proceeding for which indemnification hereunder is being sought.

          (c) "Expenses" include, without limitation, (i) any amount for which the Indemnitee becomes liable in a judgment in a Proceeding (including, without limitation, all judgment, fines, excise taxes assessed with respect to an employee benefit plan, court costs), (ii) amounts paid in Settlement of a Proceeding, (iii) reasonable attorney's fees actually paid and incurred by the Indemnitee in connection with a Proceeding, and, (iv) if the Indemnitee
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commences any action or other proceeding to enforcing the Indemnitee's rights under this Agreement, or under the Charter or Bylaws of the Bank or the Company, and obtains a favorable judgment therein, the Indemnitee's reasonable attorney's fees, costs and other expenses actually paid or incurred in connection therewith.

          (d)  "FDIC" shall mean the Federal Deposit Insurance Corporation.

          (e) "Final Judgment" means a judgment, decree or order which is not appealable or as to which the period for appeal has expired with no appeal taken.

          (f) "OTS" shall mean the Office of Thrift Supervision of the United States Department of the Treasury, or any successor agency.

          (g) "Proceeding" means any judicial or administrative proceeding, or other proceeding, whether civil, criminal, administrative or otherwise, including any appeal or other proceeding for review, as a result of or in connection with any action or inaction on the part of the Indemnitee while the Indemnitee is or was a director or while the Indemnitee is or was serving at the request of the Bank or the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, to which the Indemnitee is or was a party or target or is threatened to be made a party or target.

          (h) "Settlement" shall mean any agreement or action by which a Proceeding or other action is terminated or a complaint withdrawn before final judgment on the merits, and shall include, without limitation, a judgment by consent or confession or plea of guilty or nolo contendere.

     2.   Indemnification.
          ---------------

          (a) Indemnification. Subject to the limitations and exceptions set forth herein, the Bank or the Company will indemnify the Indemnitee for Expenses incurred in connection with any and all Proceedings, provided only that:

               (1) Final judgment on the merits in such Proceeding is in the Indemnitee's favor; or

               (2) In the case of Settlement or a judgment in the Indemnitee's favor other than on the merits, a majority of the Disinterested Directors determines that the Indemnitee was acting (i) in good faith,
          (ii) within the scope of the Indemnitee's authority or employment as the Indemnitee could have reasonably perceived it under the circumstances, and (iii) for a purpose the Indemnitee could have reasonably believed under the circumstances was in the best interests of the Bank, the Company, or its shareholders.

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          (b)  No Presumptions Created; Defenses. The termination of any
Proceeding by Final Judgment or Settlement shall not, of itself, create a presumption that the Indemnitee did not act (i) in good faith, (ii) in a manner which the Indemnitee reasonably believed to be within the scope of the Indemnitee's authority or employment, or (iii) for a purpose which the Indemnitee could have reasonably believed to be in the best interests of the Bank or the Company. Nothing in this Agreement is intended to require or shall be construed as requiring the Bank or the Company to do or fail to do any act in violation of applicable law. The Bank or the Company's inability, pursuant to administrative order or court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. It shall be a defense to any action by the Indemnitee for indemnification under this Agreement that the Indemnitee has not met the standards of conduct which make it permissible under applicable law for the Bank or the Company to indemnify the Indemnitee for the amount claimed or that the Bank or the Company is prohibited by law, regulation, or order from paying such amount, but the burden of proving such defense shall be on the Bank or the Company except as may otherwise be required by federal law or regulation.

          (c) Bank Duty to Seek Approvals. The Bank or the Company shall act diligently, promptly, in good faith, and at its own expense with respect to requests for indemnification hereunder. The Bank or the Company shall diligently, promptly, in good faith, and at its own expense pursue any regulatory or other approvals required for indemnification of the Indemnitee hereunder or otherwise and appeals or requests for reconsideration of any regulatory objection to or denial of such indemnification.

          (d) Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Bank or the Company for some or a portion of any Expenses incurred by him, but not, however, for the total amount thereof, the Bank or the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

     3.   Expenses; Indemnification Procedure.
          -----------------------------------

          (a) Notice/Cooperation by the Indemnitee. The Indemnitee shall, as a condition precedent to his right to be indemnified under this Agreement, give the Bank or the Company notice in writing as soon as practicable of any claim made against the Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Bank or the Company shall be directed to the President of the Bank or the Company. In addition, the Indemnitee shall give the Bank or the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

          (b) Claims. Claims for indemnification must be made in writing and be accompanied by evidence that the Expense for which indemnification is claimed hereunder has been paid or incurred by the Indemnitee.

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          (c) Payment Procedure for Indemnification.  Any indemnification provided for hereunder shall be paid no later than 65 days after receipt of the written request of Indemnitee. If a claim under this Agreement, under any statute, or under any provision of the Bank's or the Company's Charter or Bylaws providing for indemnification, is not paid in full by the Bank or the Company within days after a written request for payment thereof has first been received by the Bank or the Company, the Indemnitee may, but need not, at any time thereafter bring an action against the Bank or the Company to recover the unpaid amount of the claim and be entitled to indemnification in accordance herewith with respect to such action.

          (d) Procedure for Advances. The Bank or the Company shall advance all Expenses incurred by the Indemnitee, other than amounts for which the Indemnitee becomes liable under a judgment, to the Indemnitee within 65 days following the delivery of a written request therefor by the Indemnitee to the Bank or the Company if the Disinterested Directors on the Board of Directors, if any, or if there are none, then the Board of Directors of the Bank or the Company has made a good faith determination that the Indemnitee ultimately may become entitled to indemnification hereunder or otherwise. The Indemnitee hereby undertakes to repay such amount advanced if, and only if and to the extent that, it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Bank or the Company as authorized hereby.

     4.   Attorneys.
          ---------

          (a) Selection of Counsel. In the event the Bank or the Company shall be obligated under Section 2 hereof to pay the Expenses of any Proceeding against the Indemnitee, the Bank, or the Company, if appropriate, shall be entitled to assume the defense of such Proceeding with counsel approved by the Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Bank or the Company, the Bank or the Company shall not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same Proceeding, provided that (i) the Indemnitee shall have the right to employ its counsel in
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any such Proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Bank or the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Bank, the Company, and the Indemnitee in the conduct of any such defense, or (C) the Bank or the Company shall not, in fact, have employed counsel to assume the defense of such Proceeding, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Bank or the Company.

          (b) Attorney's Fees. In the event the Indemnitee commences any action or other proceeding to enforce the Indemnitee's rights under this Agreement, or under the Charter or Bylaws of the Bank or the Company, and obtains a favorable judgment therein, the Bank or

                                       4
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the Company shall indemnify the Indemnitee for the Indemnitee's Expenses incurred in connection therewith. In the event of an action instituted by or in the name of the Bank or the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, the Indemnitee shall be entitled to be paid all Expenses incurred by the Indemnitee in defense of such action (including with respect to the Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of the Indemnitee's material defenses to such action were made in bad faith or were frivolous or as such payments are prohibited hereby.

     5.   Directors' Liability Insurance.
          ------------------------------

          (a) Maintenance of Insurance. The Bank or the Company shall, from time to time, make the good faith determination whether or not it is practicable to obtain and maintain a policy or policies of insurance with reputable insurance companies providing the directors of the Bank or the Company with coverage for losses from wrongful acts, or to ensure the Bank or the Company's performance of its indemnification obligations under this Agreement. Among other considerations, the Bank or the Company will weigh the costs of obtaining such insurance against the protection afforded by such coverage. In all policies of directors' liability insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Bank or the Company's directors. Notwithstanding the foregoing, the Bank or the Company shall have no obligation to obtain or maintain such insurance if the Bank or the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Indemnitee is covered by similar insurance maintained by a subsidiary or parent of the Bank or the Company. The Bank and the Company is prohibited by OTS regulations from obtaining insurance which provides payment for losses of any person incurred as a consequence of his or her willful or criminal misconduct.

          (b) Notice to Insurers. If, at the time of the receipt of a notice of a claim hereunder, the Bank and the Company has directors' liability insurance in effect, the Bank or the Company shall give prompt notice of the commencement of such Proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Bank or the Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies.

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     6.   Limitations and Exceptions.  The limitation and exceptions set forth
          --------------------------
in this Section 6 are effective notwithstanding any other provision of this Agreement to the contrary.

          (a) Excluded Acts. The Indemnitee will not be indemnified hereunder for any acts or omissions or transactions from which a director may not be indemnified under federal law.

          (b) Statutory Requirements. The Bank or the Company shall not be required to pay hereunder any indemnification to the extent and for such time as such indemnification is prohibited by applicable regulation or order properly issued by the FDIC or OTS under Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. (S)1828(k)). This Agreement is subject to and qualified by
Section 11(k) of the Federal Deposit Insurance Act (12 U.S.C. (S)1821(k)).

          (c) Requirements of OTS Regulations. This Agreement is intended to be in accordance with the Regulations of the Office of Thrift Supervision at 12 C.F.R. (S)545.121 in effect at the date hereof. The Bank shall not be required to indemnify the Indemnitee to the extent the Bank has received a written objection from the OTS to indemnification of the Indemnitee, which written objection is authorized by applicable law, regulation or order relating specifically to indemnification, until such time as such indemnification of the Indemnitee is permitted by the OTS upon appeal or otherwise or by applicable law, regulation, or order.

          (d) Proceedings by or in the Right of the Bank or the Company. No indemnification shall be made hereunder of Expenses for which the Indemnitee is adjudged in a Proceeding to be liable to the Bank or the Company in the performance of the Indemnitee's duty to the Bank or the Company and their shareholders unless, and only to the extent that, the court in which such Proceeding is or was pending determines that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for Expenses and then only to the extent that the court shall determine.

          (e) Claims Initiated by the Indemnitee. The Bank or the Company is not required hereunder to indemnify or advance Expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law, but such indemnification or advancement of Expenses may be provided by the Bank or the Company in specific cases if the Disinterested Directors on the Board of Directors, if any, or if there are none, then the Board of Directors has approved the initiation or bringing of such suit.

          (f) Insured Claims. The Bank or the Company is not required hereunder to indemnify the Indemnitee for Expenses which have been paid directly to the Indemnitee by an insurance carrier under a policy of directors' liability insurance maintained by the Bank or the Company.

                                       6
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     7.  Scope and Nonexclusivity.
         ------------------------

          (a) Scope.   The Bank and the Company hereby agree to indemnify the
Indemnitee to the fullest extent permitted by law.

          (b) Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which the Indemnitee may be entitled under the Bank or the Company's Charter, its Bylaws, any agreement, any vote of shareholders or Disinterested Directors, or otherwise, as to action in the Indemnitee's official capacity and as to liability alleged to result from holding such office. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action taken or not taken while serving in an indemnified capacity even though he may have ceased to serve in such capacity at the time of any action or other covered Proceeding.

       8. Effect of Merger, Consolidation or Acquisition. For purposes of this
          ----------------------------------------------
Agreement, the term "Bank" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if the Indemnitee is or was a director, officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as the Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

     9.   Severability.  The provisions of this Agreement shall be severable as
          ------------
provided in this Section 9. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Bank or the Company shall nevertheless indemnify the Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

     10.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which taken together shall constitute an original.

     11.  Successors and Assigns.  This Agreement shall be binding upon the Bank
          ----------------------
or the Company and their successors and assigns, and shall inure to the benefit of the Indemnitee and the Indemnitee's estate, heirs, legal representatives and assigns.

     12.  Notices.  All notices, requests, demands and other communications
          -------
under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and

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receipted for by the party addressed, on the date of such receipt, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notices to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     13.  Choice of Law.  This Agreement shall be governed by and its provisions
          -------------
construed in accordance with the laws of the Commonwealth of Kentucky as applied to contracts between residents thereof entered into and to be performed entirely within the Commonwealth of Kentucky unless and to the extent federal law or the Tennessee Business Corporation Act controls.

     14.  Titles and Headings. Titles and headings used herein are for
          -------------------
convenience of reference only.

     15.  Subrogation.  In the event of payment under this Agreement, the Bank
          -----------
or the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Bank or the Company effectively to bring suit to enforce such rights.

     16.  Joint and Several Liability; No Duplication of Payments.  The Bank
          --------------------------------------------------------
or the Company shall be jointly and severally liable under this Agreement, but shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, Certificate of Incorporation or Bylaws of the Bank or the Company or otherwise) of the amounts otherwise indemnifiable hereunder.

     17.  Specific Performance.  The parties recognize that if any provision
          ---------------------
of this Agreement is violated by the Bank or the Company, Indemnitee may be without an adequate remedy at law. Accordingly, in the event of any such violation, the Indemnitee shall be entitled, if Indemnitee so elects, to institute proceedings, either in law or at equity, to obtain damages, to enforce specific performance, to enjoin such violation, or to obtain any relief or any combination of the foregoing as Indemnitee may elect to pursue.

     18.  Change in Control.   If a Change in Control occurs, the Indemnitee
          ------------------
shall be entitled to continue on as a director emeritus or as an advisory director of any successor entity for three years after the Change in Control.

     19.  Amendments.  No supplement, modification or amendment of this
          ----------
Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                                       8
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     20.  No Construction as Employment Agreement.  Nothing contained herein
          ----------------------------------------
shall be construed as giving Indemnitee any right to be retained in the employ of the Bank or the Company or any of its subsidiaries.

                                     * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ATTEST:                                  CUMBERLAND MOUNTAIN
                                         BANCSHARES, INC.


                                         BY:
-----------------------                     -----------------------
                                              Its Prsident

ATTEST:                                  MIDDLESBORO FEDERAL
                                         BANK, FEDERAL SAVINGS BANK


                                         By:
-----------------------                     -----------------------
                                              Its President


WITNESS:

-----------------------                     -----------------------
                                              Indemnitee

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